UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North America Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Miwlaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Six Months Ended June 30, 2013

Dear Shareholders:

For the six months ended June 30th 2013, the UTC North American Fund posted a net return of 6.32%, underperforming the blended index benchmark return of 8.87% by 2.55%. The S&P 500 Total Return Index generated a return of 13.82% while the Barclays U.S. Aggregate Government/Credit Bond Index returned (2.67)%.

The Fund’s equity component produced a weighted return of 7.78% compared to the weighted benchmark return of 9.68%, while the Fund’s bond component, which comprised 29% of the Fund’s assets, produced a weighted return of (0.33)%, compared to the weighted benchmark return of (0.80)%.

The Fund’s performance was negatively affected by its underweight position in equities, at 68%, relative to the benchmark which was at 70% during the 1st month of 2013. In terms of sector allocation, the Fund’s overweight position in the information technology sector and underweight position in the financial sector accounted for most of the underperformance in the first half of 2013. On the other hand the Fund benefited from its overweight positions in the healthcare and industrial sectors.

During first half of 2013, the U.S. healthcare sector posted the highest gains of 19.06% followed by consumer discretionary with 18.04%. All of the ten (10) Global Industry Classification Standards posted positive returns. Notably five (5) out of the ten (10) sectors posted double digit returns.

On a YTD basis, the portfolio’s top performers were Well-point, Google Inc. and Plains All American which returned 34.42%, 25.88% and 24.27%, respectively.

Although the global economic environment showed signs of stabilizing during the first half of 2013, the recovery remained sluggish. The daunting prospect of additional years of austerity for Europe and the potential for a slow-down in China are weighing heavily on the minds of investors.

According to International Monetary Fund (IMF) forecasts, global growth is expected to remain subdued at slightly above 3.00% for 2013. The 1st release of Q2 GDP for the U.S. reflected growth of 1.7%, which followed a Q1 growth rate that was revised downward to 1.1% from 1.8%. In summary the U.S. economy lost some momentum but has showed signs of improvement in Q2.

Contributions to growth came from a variety of sources; as customary personal consumption was the largest contributor with 1.20%. Fixed investment spending contributed 0.90% and inventory accumulation 0.40%. Negative  contributions were provided by net exports, which detracted 0.80% and government spending 0.10%.

On the other hand, inflationary pressures remained subdued as the Consumer Price Index (CPI) closed Q2 2013 at 1.8%, relatively unchanged from the 1.7% at the end of Q4 2012. The unemployment rate declined to 7.6% at June 2013 from 7.8% in the fourth quarter of 2012.

The Fed’s indication of the prospects for tapering in May spooked the markets and consequently triggered a rise in borrowing cost by their signal that it may start to wind down QE3 during 2013 and end it in 2014. The primary concern centered around rate sensitive areas such as housing, vehicle sales and business investment that have been driving the economy.

Canada’s GDP growth rate year over year stood at 1.6% at May 2013. Whilst this represents an improvement from the 0.80% registered in December 2012 the economy is still challenged and is expected to decelerate. The improvement during first half of 2013 has been supported by the job market, with the labor market strengthening in May as employment rose by 95,000, the most since August 2002. Consequently this resulted in the unemployment rate falling to 7.1% in June 2013 from 7.2% in March 2013. The inflation rate ticked up from its 3 year low of 0.8% in Q4 2012 to 1.2% at June 2013.  The policy rate remains unchanged at 1.00%. The foregoing underscores that the Bank of Canada policy action is designed for consumption and business investment to lead expansion.

In summary the world economy is likely to expand at a modest pace during 2013 and into 2014. From all indications the U.S. should be able to withstand an orderly withdrawal of stimulus by the Fed. However, the situation in Eurozone is expected to remain a detractor for some time to come, despite some signals of improvement. Notably, China and some other key emerging economies have suffered a structural slowdown. Against this backdrop, inflation should remain subdued and commodity prices could potentially decline further.

The momentum in the U.S. should regain steam over the next couple of years as business and residential investment pick up despite the impending upward shift in the yield curve. The fiscal squeeze, which has placed pressure on growth, is carded to ease in 2014. With unemployment trending downward, the Fed is likely to cease its QE3 programme next year and commence increasing official rates. However expect an accommodative monetary stance for an extended period. Despite the decelerating growth in Canada, steady growth in the U.S. should provide some support for Canadian exports.

In light of an anticipated spike in the yield curve due to the conclusion of QE3, the Fund will seek an overweight position in equities and an underweight position in fixed income as bonds are expected to discount in this environment.  The Fund’s equity strategy would entail investing in economic sectors that are expected to outperform the market, while avoiding those sectors that are expected to underperform the overall market. The bonds strategy would entail an increase in credit quality and a reduction in duration to mitigate interest rate risk and preserve capital.

Despite the growing pains facing the global economy and the ensuing challenges that may be presented to the Fund, capital preservation and income generation remain the primary focus.

Ms. Amoy Van Lowe

President

UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Service USA, Inc. (the “Broker-Dealer”), a FINRA member firm.  The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker-Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Fund’s investment Adviser as of June 30, 2013 and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

UTC North American Fund, Inc.
Investment Results
For the Period Ended June 30, 2013
(Unaudited)

	Six Months Ended	One Year Ended	5 Years Ended	10 Years Ended
	June 30, 2013	June 30, 2013	June 30, 2013	June 30, 2013
UTC North American Fund	6.32%	8.83%	0.51%	2.17%
S&P 500	13.82%	20.60%	7.01%	7.30%
UTC North American Fund Blended Index	8.87%	14.23%	7.19%	6.44%
Barclays Government/Credit Bond Index	(2.67)%	(0.62)%	5.29%	4.43%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS GOVERNMENT/CREDIT BOND INDEX - The Barclays Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are  only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 Index and the Barclays Capital Government/Credit Bond Index, respectively.

UTC North American Fund, Inc.
Additional Information on Fund Expenses
For June 30, 2013
(Unaudited)

For the Six Months Ended June 30, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/2013 – 06/30/2013).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that  a redemption  be made by wire transfer, currently  the Fund’s  transfer  agent  charges  a  $15.00  fee.    You will be charged  a redemption  fee equal to 2.00% of the  value of shares  redeemed  if you  redeem  your  shares  in the  Fund 30 days after the date of purchase.   To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below.  The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical   account values and hypothetical   return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended June 30, 2013

	Beginning Value 01/01/13	Ending Value 06/30/13	Expenses Paid During the Period 01/01/13 – 06/30/13*
Actual	$1,000.00	$1,063.20	$11.63

Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.79	$11.41

*Expenses are equal to the Fund’s annualized expense ratio of 2.27% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown
June 30, 2013
(as a % of investments)
(Unaudited)

UTC North American Fund
Schedule of Investments
June 30, 2013 (Unaudited)

Shares		Value
	COMMON STOCKS - 70.3%
	Automobiles - 2.1%
21,000	General Motors Co. (a)	$699,510

	Commercial Banks - 6.8%
20,000	Royal Bank of Canada - (b)	1,166,200
25,545	Wells Fargo & Co.	1,054,242
		2,220,442
	Computers & Peripherals - 4.8%
3,948	Apple Inc.	1,563,724

	Diversified Telecommunication Services - 2.2%
14,511	Verizon Communications Inc.	730,484

	Electric Utilities - 2.5%
18,880	The Southern Co.	833,174

	Electronic Equipment, Instruments & Components - 0.8%
17,400	Corning Inc.	247,602

	Financial Services - 2.3%
13,950	JPMorgan Chase & Co.	736,421

	Food Products - 1.3%
7,596	Kraft Foods Group, Inc. - Class A	424,389

	Health Care Providers & Services - 2.2%
6,300	UnitedHealth Group Inc.	412,524
3,700	WellPoint Inc.	302,808
		715,332
	Hotels, Restaurants & Leisure - 2.3%
2,963	McDonald’s Corp.	293,337
7,202	Starbucks Corp.	471,659
		764,996
	Household Products - 1.7%
8,795	Church & Dwight Co., Inc.	542,739

	Industrial Conglomerates - 3.4%
7,299	3M Co.	798,146
13,800	General Electric Co.	320,022
		1,118,168
	Internet Software & Services - 2.5%
934	Google Inc. - Class A (a)	822,265

The accompanying notes are an integral part of these financial statements.

Shares		Value
	IT Services - 5.1%
13,863	Automatic Data Processing, Inc.	$954,606
3,681	International Business Machines Corp.	703,476
		1,658,082
	Machinery - 1.9%
7,373	Caterpillar Inc.	608,199

	Oil, Gas & Consumable Fuels - 8.8%
2,961	Chevron Corp.	350,405
17,953	Energy Transfer Partners, L.P.	907,344
3,157	Exxon Mobil Corp.	285,235
23,706	Plains All American Pipeline. L.P.	1,323,032
		2,866,016
	Pharmaceuticals - 7.1%
12,920	Johnson & Johnson	1,109,311
43,649	Pfizer Inc.	1,222,609
		2,331,920
	Real Estate Investment Trusts (REITs) - 1.4%
6,053	American Tower Corp.	442,898

	Road & Rail - 4.0%
8,433	Union Pacific Corp.	1,301,043

	Semiconductors & Semiconductor Equipment - 1.4%
19,300	Intel Corp.	467,446

	Specialty Retail - 3.0%
19,343	The TJX Companies, Inc.	968,311

	Thrifts & Mortgage Finance - 1.0%
22,224	New York Community Bancorp, Inc.	311,136

	Tobacco - 2.0%
18,906	Altria Group, Inc.	661,521

	TOTAL COMMON STOCKS (Cost $18,539,096)	23,035,818

	EXCHANGE TRADED FUNDS - 8.9%
	Investment Companies - 8.9%
5,400	iShares Credit Bond ETF	580,230
1,317	iShares Government/Credit Bond ETF	145,213
12,436	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,413,351
9,773	Vanguard Total Bond Market ETF	790,440
	TOTAL EXCHANGE TRADED FUNDS (Cost $2,962,940)	2,929,234

The accompanying notes are an integral part of these financial statements.

Principal		Value
	ASSET BACKED SECURITIES - 0.3%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$60,166	7.707%, 10/02/2022 (Acquired 07/19/2055, Cost $60,217) (c)(e)	$65,581
	Federal Express Corp 1993 Pass Through Trust
23,409	8.760%, 05/22/2015	24,345
	TOTAL ASSET BACKED SECURITIES (Cost $83,932)	89,926

	CORPORATE BONDS - 13.1%
	Metals & Mining - 4.6%
	Barrick Gold Corp.
690,000	6.950%, 04/01/2019 (b)	732,788
	Usiminas Commercial Ltd
750,000	7.250%, 01/18/2018 (Acquired 07/10/2009 through 09/13/2009, Cost $775,800) (b)(c)	787,500
		1,520,288
	Oil, Gas & Consumable Fuels - 7.2%
	Husky Energy, Inc.
500,000	7.250%, 12/15/2019 (b)	616,909
	Petroldrill Four Ltd.
50,034	4.620%, 04/15/2016	51,766
	Petroleum Co. of Trinidad & Tobago Ltd.
675,000	9.750%, 08/14/2019 (Acquired 09/28/2011 through 12/13/2011, Cost $780,530) (b)(c)	845,437
	Talisman Energy, Inc.
695,000	7.750%, 06/01/2019 (b)	845,755
		2,359,867
	Road & Rail - 0.3%
	Norfolk Southern Corp.
100,000	5.257%, 09/17/2014	105,327

	Tobacco - 0.7%
	Altria Group, Inc.
210,000	8.500%, 11/10/2013	215,772

	Transportation - 0.3%
	The Burlington Northern and Santa Fe Railway Co.
78,146	5.943%, 01/15/2022	85,317
	TOTAL CORPORATE BONDS (Cost $4,269,440)	4,286,571

	MORTGAGE BACKED SECURITIES - 0.9%
	GS Mortgage Securities Corp. II
250,000	5.982%, 08/10/2045 (d)	279,660
	TOTAL MORTGAGE BACKED SECURITIES (Cost $194,447)	279,660

	U.S. TREASURY BILLS - 6.7%
48,000	0.061%, 11/14/2013	47,989
17,000	0.065%, 11/21/2013	16,996
580,000	0.070%, 11/29/2013	579,829
810,000	0.067%, 12/05/2013	809,762
251,000	0.061%, 12/12/2013	250,930
499,000	0.085%, 12/19/2013	498,798
	TOTAL US TREASURY BILLS (Cost $2,204,592)	2,204,304

The accompanying notes are an integral part of these financial statements.

Total Investments (Cost $28,254,447) - 100.2%	32,825,513
Liabilities in Excess of Other Assets - (0.2)%	(56,271)
TOTAL NET ASSETS - 100.0%	$32,769,242

(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of these securities amounted to $4,994,589 (15.24% of net assets) at June 30, 2013.
(c)	Restricted Security. The total value of restricted securities is $1,698,518 (5.18% of net assets) at June 30, 2013.
(d)	Variable Rate.
(e)	Illiquid Security. The total value of illiquid securities is $65,581(0.20% of net assets) at June 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (Unaudited)

ASSETS
Investments, at value (cost $28,254,447)	$32,825,513
Cash	349
Dividends receivable	32,622
Interest receivable	77,045
Other assets	30,107
TOTAL ASSETS	32,965,636

LIABILITIES
Payable to advisor (Notes 3 and 5)	38,503
Accrued distribution fees (Notes 4 and 5)	41,155
Accrued service fees (Notes 4 and 5)	20,677
Accrued board meeting fees	31,884
Accrued legal fees	17,177
Accrued audit fees	9,424
Other accrued expenses	37,574
TOTAL LIABILITIES	196,394

NET ASSETS	$32,769,242

Net assets consist of:
Capital stock ($0.01 par value)	28,436,433
Accumulated undistributed net investment income	193,754
Accumulated net realized loss on investments sold	(432,011)
Net unrealized appreciation on investments	4,571,066
NET ASSETS	$32,769,242

Shares outstanding (8,000,000 shares authorized)	3,092,561

Net asset value, redemption price and offering price per share (1)	$10.60

(1) A redemption fee may be charged. Redemption price will vary based upon the time the Fund is held.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
STATEMENT OF OPERATIONS
For The Six Months Ended June 30, 2013 (Unaudited)

INVESTMENT INCOME
Interest income	$122,565
Dividend income (Net of foreign withholding tax of $1,978)	307,683
TOTAL INVESTMENT INCOME	430,248

EXPENSES
Distribution fees (Note 4 and 5)	80,654
Advisory fees (Notes 3 and 5)	77,519
Professional fees	40,604
Shareholder servicing and accounting costs	55,640
Service fees (Note 4 and 5)	40,327
Administration fees	27,877
Custody fees	13,126
Board meeting expense	7,920
Directors fees and expenses	3,988
Federal and state registration fees	720
Other expenses	18,363
TOTAL EXPENSES	366,738

NET INVESTMENT INCOME	63,510

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	34,708
Change in unrealized appreciation/depreciation on investments	1,829,872

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,864,580

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,928,090

The accompanying notes are an integral part of these financial statements.

UTC North American Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	(Unaudited)

OPERATIONS:
Net investment income	$63,510	$133,254
Net realized gain on investments	34,708	737,772
Change in unrealized appreciation/depreciation on investments	1,829,872	942,146
Net increase in net assets from operations	1,928,090	1,813,172

FROM DISTRIBUTIONS
Net investment income	-	(156,255)
Net decrease in net assets resulting from distributions paid	-	(156,255)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	179,237	105,461
Reinvestment of distributions	-	109,779
Payments for shares redeemed	(259,577)	(781,270)
Redemption fees	7	7
Net decrease in net assets resulting from capital share transaction	(80,333)	(566,023)

TOTAL INCREASE IN NET ASSETS	1,847,757	1,090,894

NET ASSETS
Beginning of period	30,921,485	29,830,591

End of period (Undistributed net investment income $193,754 and $130,244, respectively)	$32,769,242	$30,921,485

CHANGE IN SHARES OUTSTANDING:
Shares sold	17,066	10,790
Reinvestment of distributions	-	11,111
Shares redeemed	(24,662)	(79,083)
Net Decrease	(7,596)	(57,182)
Beginning shares	3,100,157	3,157,339
Ending shares	3,092,561	3,100,157

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Financial Highlights

	For the Six
	Months
	Ended		Year Ended December 31,
	6/30/2013		2012	2011	2010		2009		2008
	(Unaudited)
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$9.97		$9.45	$10.19	$9.66		$8.24		$12.10

Income from investment operations:
Net investment income (loss)	0.02	(1)	0.04 (1)	0.02 (1)	0.01	(1)	(0.01	)(2)	(0.01	)(1)
Net realized and unrealized gain (loss) on investments	0.61		0.53	(0.37)	0.52		1.43		(3.85)
Total from investment operations	0.63		0.57	(0.35)	0.53		1.42		(3.86)

Less distributions

From net investment income	-		(0.05)	(0.03)	-		-		-

From net realized gains	-		-	(0.36)	-		-		-

Total Distributions	-		(0.05)	(0.39)	-		-		-

Paid-in capital from redemption fees (3)	0.00		0.00	0.00	0.00		0.00		0.00

Net asset value, end of period	$10.60		$9.97	$9.45	$10.19		$9.66		$8.24

Total return	6.32%	(4)	6.04%	(3.47)%	5.49%		17.23%		(31.90)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$32,769		$30,921	$29,831	$31,464		$34,618		$30,599

Ratio of expenses to average net assets	2.27%	(5)	2.49%	2.46%	2.51%		2.97%		3.93%

Ratio of net investment income (loss) to average net assets	0.39%	(5)	0.43%	0.14%	0.25%		(0.11)%		(1.37)%

Portfolio turnover rate	16.40%		45.95%	114.22%	64.61%		33.49%		19.95%

(1) Net investment income (loss) per share is calculated using the ending balance of undistributed net investment income (loss) prior to consideration of adjustments for permanent book to tax differences.
(2) Net investment loss per share is calculated using average shares outstanding.
(3) Less than $0.01 per share.
(4) Not Annualized
(5) Annualized

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2013 (Unaudited)

  1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)	Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

Summary of Fair Value Measurement at June 30, 2013

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices  in an  active  market,  and  are  therefore  classified within Level  1, include  active  listed domestic  equities, including  listed  REITs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	-	89,926	-	89,926
Common Stocks	23,035,818	-	-	23,035,818
Corporate Bonds	-	4,286,571	-	4,286,571
Exchange Traded Funds	2,929,234	-	-	2,929,234
Mortgage Backed Securities	-	279,660	-	279,660
U.S. Treasury Bills	-	2,204,304	-	2,204,304
Total**	25,965,052	6,860,461	-	32,825,513

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers between Level 1, Level 2 and Level 3 the period ended June 30, 2013 for the Fund, as compared to their classification from the prior annual report. Transfers between levels are recognized as of the end of the period in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the six months ended June 30, 2013.

b)	Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for Federal and State jurisdictions. Open tax years are those that are open for exam by taxing authorities.  Open tax years include the tax years ended December 31, 2009 through December 31, 2012. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increase and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e)	Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)	Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Other – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

  2.     INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended June 30, 2013 were as follows:

	Purchase	Sales
U.S. Government	$-	$-
Other	$5,226,130	$6,377,765

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$28,345,256

Gross unrealized appreciation	$3,546,447
Gross unrealized depreciation	(846,564)
Net unrealized appreciation	$2,699,883
Undistributed ordinary income	130,244
Undistributed long-term capital gain	-
Total distributable earnings	$130,244
Other accumulated losses	(425,408)
Total accumulated earnings	$2,404,719

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2012, the Fund had accumulated capital loss carryforwards of $425,408. During the year ended December 31, 2012, the Fund utilized $302,719 of its outstanding capital loss carryforward.

LT Amount	ST Amount	Expiration
$-	$425,408	unlimited

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no post-October loss for currency and capital for the fiscal year ended December 31, 2012.

The tax character of distributions during the years ended December 31, 2012 and December 31, 2011 are as follows:

	Six Months Ended	Fiscal Year Ended
Distributions paid from:	June 30, 2013	December 31, 2012
Ordinary Income	$-	$156,255
Long-term capital gains	$-	$-

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.

The permanent differences primarily relate to long-term capital gain dividend reclass, foreign currency adjustments, adjustments upon sales of partnerships and net operating losses.

  3.     INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund.  U.S. Bank, N.A. serves as Custodian for the Fund.

  4.     SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to the Trinidad & Tobago Unit Trust Company (“TTUTC”) for personal service and/or maintenance of shareholder accounts.  Service fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended.  Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund.  In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America.

  5.     TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more the 25% of the voting securities creates a presumption of control of the Fund, As of June 30, 2013, the TTUTC owned 71.55% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund.

For the six months ended June 30, 2013, the Fund paid to its affiliates, $77,519, $80,654 and $40,327 for advisory, distribution fees and service fees, respectively.

For the six months ended June 30, 2013, the Fund has payable to its affiliates, $38,503, $41,155 and $20,677 for advisory, distribution fees and service fees, respectively.

  6.     GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

  7.     SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after June 30, 2013 through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.
Disclosure Regarding the Board of Directors Approval of the
Investment Advisory Agreement for the UTC North American Fund

Members of the board of directors of the UTC North American Fund (the “Board”), including a majority of the Directors who are not affiliated with the Fund’s investment adviser (the “Independent Directors”), met on February 8, 2013 to consider the renewal of the Fund’s investment advisory agreement. Although the Independent Directors met specifically on that date to consider the renewal of the investment advisory contract, the Independent Directors received information periodically throughout the year that they considered in the investment advisory contract renewal process. Based on its evaluation of information provided by the UTC Fund Services, Inc. (the “Adviser”), in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment management agreement for the Fund for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

1.	Nature, Extent and Quality of Services Provided by the Adviser — The Board’s analysis of the nature, extent and quality of the Adviser’s services to the Fund took into account knowledge gained from the Board’s regular quarterly meetings with the Adviser throughout the year. In addition, the Board reviewed and considered the Adviser’s resources and key personnel involved in providing investment management services to the Fund and the Adviser’s management history. The Board also considered other services that the Adviser provided for the Fund, such as the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions, providing support services to the Board and the Audit Committee of the Board, oversight of the Fund’s other service providers and monitoring compliance with other applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.
Investment Performance of the Adviser and the Fund — In considering the investment performance of the Fund, the Board reviewed information regarding the Fund’s performance in comparison to various stock market indices and also peer funds.  With respect to the Fund’s performance relative to stock market indices, the Board noted the Fund’s performance relative to its benchmarks for the year ended December 31, 2012.  The Board also considered the Adviser’s quarterly portfolio commentary and review of the Fund’s performance, including discussions regarding the Fund’s performance during those periods.  The Board also reviewed and compared the Fund’s performance relative to other peer funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser’s management of the Fund.

3.
Costs of Services Provided and Profits Realized by the Adviser — The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective.  The Board noted the Fund’s investment management fee and total expense ratio relative to peer funds.  The Board also reviewed and considered management fees charged by the Adviser to other investment advisory clients and generally discussed the cost of obtaining alternative investment advisory services.  In light of all of the information that the Board received and considered, it concluded that the management fees were reasonable with respect to the services provided and the performance of the Fund.

4.
Economies of Scale and Fee Levels Reflecting Those Economies — The Board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of breakpoints in the investment management agreement fee schedule.  The Board noted that the investment management fees were adjusted if economies of scale were realized as the Fund grew.

5.	Benefits Derived from the Relationship with the Fund — The Board noted that the Adviser received minimal ancillary benefits from its association with the Fund in the form of soft-dollar research and the development of managed account relationships.

After consideration of the above factors as well as other factors, the Board, including a majority of the Independent Directors, concluded that the approval of the renewal of the Fund’s advisory agreement was in the best interest of the Fund and its shareholders.

UTC North American Fund, Inc.
(Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:  The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Peter Clarke, Director, Chairman
Marilyn Clarke-Andrews, Director, Secretary
Ajatta Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Amoy Van Lowe, President
Michelle Persad, Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Semi-Annual Report
CUSTODIAN
U.S. Bank, N.A.	June 30, 2013
1555 N. RiverCenter Drive, Suite 302	(Unaudited)
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not Applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not Applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not Applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics incorporated by reference to previous Form N-CSR filing on 3/4/2011.

(2) Certification for the President and Treasurer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund

By	/s/ Amoy Van Lowe
Amoy Van Lowe,
President and Treasurer

Date	9/2/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Amoy Van Lowe
Amoy Van Lowe,
President and Treasurer

Date	9/2/2013